October 17, 1997


                  SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION FOR


FUND                                                            DATED
PIONEER FUND                                                    April 30, 1997
PIONEER II                                                      January 28, 1997

The following supplements the corresponding section of the Statement of Additional Information. Please consult the Statement of Additional Information for the full text of the supplemented section.


1.       INVESTMENT RESTRICTIONS AND POLICIES

Restricted and Illiquid Securities

         Restricted securities are securities which cannot be resold or distributed to the public without an effective registration under the Securities Act of 1933 (the "1933 Act"). Illiquid securities are securities which at the time of investment are not readily marketable. For the purposes of this Statement of Additional Information, restricted securities exclude any restricted securities that have been determined by the Trustees (or their designee) to be readily marketable such as restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A of the 1933 Act or foreign securities which are offered or sold outside the United States. The Fund's practice of investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

         The Board of Trustees has the ultimate responsibility for determining whether specific securities, including Rule 144A securities, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to PMC, pursuant to guidelines reviewed by the Trustees. PMC takes into account a number of factors in reaching liquidity decisions. These factors may include but are not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes in the securities; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). PMC will monitor the liquidity of securities in the Fund's portfolio and report periodically to the Trustees.

Repurchase Agreements

         The Fund may enter into repurchase agreements not exceeding seven days in duration. In a repurchase agreement, an investor (e.g., the Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. Repurchase agreements entered into by the Fund will be fully collateralized with U.S. Treasury and/or U.S. government agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price or if the Fund is prevented from realizing the value of the collateral by reason of an order of a court with jurisdiction over an insolvency proceeding with respect to the other party to the repurchase agreement.



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2.       MANAGEMENT OF THE FUND


MARY K. BUSH, Trustee,  DOB:  April 1948
4201 Cathedral Ave. NW, Washington, DC  20016
         President, Bush & Co., an International Financial Advisory firm, since 1991; Director/Trustee of Mortgage Guaranty Insurance Corporation, Novecon
Management Company, Hoover Institution, Folger Shakespeare Library, March of Dimes, Project 2000, Inc., Small Enterprise Assistance Fund and Wilberforce University; Advisory Board member, Washington Mutual Investors Fund, a registered investment company; U.S. Alternate Executive Director, International Monetary Fund (1984-1988); and Managing Director, Federal Housing Finance Board (1989-1991), and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

The table disclosing trustee compensation is supplement as follows:

                                                     Total Compensation from the
                                     Pension or               Fund and other
               Aggregate              Retirement                funds in the
              Compensation              Benefits                Pioneer Family
Trustee      From the Fund              Accrued               of Mutual Funds**
Mary K. Bush+     $0                       $0                      $0

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+        Mary K. Bush became a Trustee on June 23, 1997.